Asset Retirement Obligations	12 Months Ended
Dec. 31, 2013
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
ASSET RETIREMENT OBLIGATIONS

The Partnership recognizes asset retirement obligations associated with the retirement of tangible long-lived assets that result from the acquisition, construction and development of the assets. The Partnership records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. For its producing oil and natural gas properties, the Partnership makes estimates of property abandonment costs that, in some cases, will not be incurred until a substantial number of years in the future. Such cost estimates could be subject to significant revisions in subsequent years due to increases in current abandonment costs, changes in regulatory requirements, technological advances and other factors that may be difficult to predict. The Partnership recognizes asset retirement obligations for its midstream assets in accordance with the term “conditional asset retirement obligation,” which refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional upon a future event that may or may not be within the Partnership's control. Although uncertainty about the timing and/or method of settlement may exist and may be conditional upon a future event, the obligation to perform the asset retirement activity is unconditional. Accordingly, the Partnership is required to recognize a liability for the fair value of a conditional asset retirement obligation upon initial recognition if the fair value of the liability can be reasonably estimated. The fair value of additions to the asset retirement obligations is estimated using valuation techniques that covert future cash flows to a single discounted amount. Significant inputs to the valuation include estimates of (i) remediation costs, (ii) remaining lives, (iii) future inflation factors and (iv) a credit-adjusted risk free interest rate.

A reconciliation of the Partnership's liability for asset retirement obligations is as follows:

	2013	2012	2011
	($ in thousands)
Asset retirement obligations—January 1	$38,991	$26,227	$18,072
Additional liabilities	1,076	1,400	116
Liabilities settled	(2,240)	(1,664)	(399)
Revision to liabilities	7,654	11,146	2,339
Additional liability related to acquisitions	—	—	4,368
Accretion expense	3,083	1,882	1,731
Asset retirement obligations—December 31 (a)	$48,564	$38,991	$26,227

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(a)    As of December 31, 2013 and 2012, $11.3 million and $3.2 million, respectively, were included within accrued liabilities in the audited consolidated balance sheets.

The table above does not include the balances or activity related to asset retirement obligations related to the Partnership's Midstream Business, as these amounts have been classified as liabilities held for sale within the audited consolidated balance sheets and discontinued operations within the audited consolidated statements of operations (see Note 18).